Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2318

Closed-End Strategy: Value Equity and Income Portfolio 2023-4

Supplement to the Prospectus

As the result of a previously announced corporate action, the First Trust Dynamic Europe Equity Income Fund, a closed-end fund, is being reorganized into the First Trust Active Global Quality Income ETF, an exchange-traded fund. Your Portfolio, as a holder of shares of the First Trust Dynamic Europe Equity Income Fund, would receive shares of the First Trust Active Global Quality Income ETF following the close of the transaction.

In keeping with the procedures outlined in the Trust Agreement relating to your Portfolio, the Portfolio’s Supervisor has determined that it would be in the best interest of the unitholders to liquidate the Portfolio securities associated with the announced reorganization. Further, the Sponsor will direct the reinvestment of such proceeds, to the extent practicable, into shares of the remaining securities in your Portfolio in accordance with the applicable requirements stated in the Trust Agreement. Accordingly, your Portfolio will no longer hold or purchase shares of the First Trust Dynamic Europe Equity Income Fund, and all related references to this fund are removed from the Portfolio’s prospectus.

Supplement Dated: November 21, 2023